UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): October 28, 2005

ITT EDUCATIONAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

13000 North Meridian Street

Carmel, Indiana	46032-1404

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 706-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 24, 2005, the Compensation Committee of the Registrant’s Board of Directors determined to award the Registrant’s executives, including the Registrant’s named executive officers, non-qualified stock options under the 1997 ITT Educational Services, Inc. Incentive Stock Plan (the “1997 Plan”). On October 28, 2005, the Compensation Committee awarded the Registrant’s executives non-qualified stock options under the 1997 Plan as of November 2, 2005 to purchase 219,350 shares of the Registrant’s common stock at a price equal to the fair market value of the stock as of the close of business on November 1, 2005 (the “Stock Options”). The Stock Options were fully vested and immediately exercisable as of November 2, 2005.

The Stock Options represent a portion of the annual stock option awards to the Registrant’s executives that the Registrant’s Compensation Committee will grant in January 2006 to become effective in February 2006. The early award and full vesting of the Stock Options to the Registrant’s executives was conditioned upon each executive agreeing, in the applicable award agreement between the executive and the Registrant (the “Award Agreement”), that he/she will not, subject to limited exceptions, sell, transfer or otherwise dispose of any shares of the Registrant’s common stock acquired by the executive upon exercising the Stock Option until:

•	on or after November 2, 2006, with respect to one-third of the shares of the Registrant’s common stock underlying the Stock Option;

•	on or after November 2, 2007, with respect to an additional one-third of the shares of the Registrant’s common stock underlying the Stock Option; and

•	on or after November 2, 2008, with respect to the remaining one-third of the shares of the Registrant’s common stock underlying the Stock Option.

The foregoing summary of the terms of the form of the Award Agreement is qualified in its entirety by reference to the text of the form of the Award Agreement, which is incorporated herein by reference and filed with the Securities and Exchange Commission with this report as Exhibit 10.52.

The Stock Option awarded to each of the Registrant’s named executive officers is as follows:

Number of Shares
Name and Principal Position	Subject to the Stock Option

Rene R. Champagne	47,600
Chairman and Chief Executive
Officer

Kevin M. Modany	40,140
President and Chief Operating
Officer

Clark D. Elwood	19,790
Senior Vice President, General
Counsel and Secretary

Eugene W. Feichtner	15,840
Senior Vice President, Operations

Daniel M. Fitzpatrick	19,790
Senior Vice President, Chief
Financial Officer

The purpose for accelerating the award and vesting of the Stock Options was to reduce the Registrant’s future compensation costs associated with the Stock Options upon its adoption in 2006 of Statement of Financial Accounting Standards No. 123R, “Share-Based Payments.” The Registrant estimates that the accelerated award and vesting of the Stock Options will reduce its compensation costs, net of tax, by approximately $1,127,000 in 2006, $1,127,000 in 2007 and $939,000 in 2008.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description

10.52	1997 ITT Educational Services, Inc. Incentive Stock Plan – Form of Nonqualified Stock Option Award Agreement for November 2, 2005 Award to Executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2005

ITT Educational Services, Inc.

By:         /s/ Clark D. Elwood

Name: Clark D. Elwood
Title: Senior Vice President,

General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.52	1997 ITT Educational Services, Inc. Incentive Stock Plan – Form of Nonqualified Stock Option Award Agreement for November 2, 2005 Award to Executives.

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